Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Amendment No. 2, dated as of November 25, 2009 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of August 23, 2006, as amended and restated on January 29, 2007, and as further amended and restated on May 23, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Travelport LLC, a Delaware limited liability company (the “Borrower”), Travelport Limited, a company incorporated under the laws of Bermuda (“Holdings”), UBS AG, Stamford Branch, as Administrative Agent (the “Administrative Agent”) and as Collateral Agent, L/C Issuer and Swing Line Lender, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the other agents and arrangers named therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 10.01 of the Credit Agreement permits the Borrower and the Required Lenders to enter into amendments or waivers to the Credit Agreement; and

WHEREAS, the Required Lenders and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments

(a)           The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

““Defaulting Lender” shall mean any Lender, as determined by the Administrative Agent, that (a) has failed to fund any portion of its Loans or participations in Revolving L/C Obligations or Swing Line Obligations required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, (b) has notified the Administrative Agent, the applicable Revolving L/C Issuer, the Swing Line Lender, any Lender and/or the Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Revolving Letters of Credit and Swing Line Loans, (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) in the case of a Lender that has a Commitment, Revolving L/C Obligations or

Swing Line Obligations outstanding at such time, shall take, or is the Subsidiary of any person that has taken, any action or be (or is) the subject of any action or proceeding of a type described in Section 8.01(f) or (g) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such Lender or such person).”

(b)           The definition of “Not Otherwise Applied” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (b) thereof with the following:

“(b) was not previously applied, or is not simultaneously being applied, to any Investment, Restricted Payment or prepayment, redemption, purchase, defeasance or other payment in respect of a Junior Financing pursuant to Section 7.02(n), 7.06(g)(i) or (ii), 7.06(i) or 7.13(a).”.

(c)           The definition of “Qualifying IPO” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

““Qualifying IPO” means the issuance by Holdings, any direct or indirect parent of Holdings, any Intermediate Holding Company or the Borrower of its common Equity Interests in an underwritten primary public offering (other than an offering solely in respect of an employee stock purchase program) in the United States, Canada, Switzerland or any member nation of the European Union.”.

(d)           The text “Revolving Letter of Credits” set forth in the definition thereof in  Section 1.01 of the Credit Agreement shall be replaced with the text “Revolving Letters of Credit”.

(e)           Section 2.03(f) of the Credit Agreement is hereby amended by inserting the text “105% of” immediately prior to the text (i) “such Outstanding Amount” set forth in the first sentence thereof, (ii) the text “the aggregate Outstanding Amount” set forth in the sixth sentence thereof, (iii) the text “such aggregate Outstanding Amount” set forth in the sixth sentence thereof and (iv) the text “the then Outstanding Amount” set forth in the eighth sentence thereof.

(f)            Article II of the Credit Agreement is hereby amended to add a new Section 2.16 to read as follows:

“SECTION 2.16     Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)            if any Swing Line Obligations or Revolving L/C Obligations exist at the time a Lender becomes a Defaulting Lender then the Borrower shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Pro Rata Share of the Swing Line Obligations and (y) second, Cash Collateralize such Defaulting Lender’s Pro Rata Share of the Revolving L/C Obligations in accordance with the procedures set forth in Section 2.03(f) (with references therein to the Outstanding Amount of all Revolving L/C Obligations, or similar terms, being deemed to refer instead to the Outstanding Amount of such Defaulting Lender’s Pro Rata Share of all

Revolving L/C Obligations) for so long as such Revolving L/C Obligations are outstanding; and

(b)           so long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and no Revolving L/C Issuer shall be required to issue, amend or increase any Revolving Letter of Credit, unless it is satisfied that the related exposure will be 100% covered (or in the case of Cash Collateralization, 105% covered) as set forth in clause (a) above and as the Administrative Agent, Swing Line Lender and any Revolving L/C Issuer may otherwise reasonably require.

The rights and remedies against a Defaulting Lender under this Section 2.16 are in addition to other rights and remedies that the Borrower, the Administrative Agent, each Revolving L/C Issuer, the Swing Line Lender and the non-Defaulting Lenders may have against such Defaulting Lender.”.

(g)           Section 6.14 of the Credit Agreement is hereby amended by replacing the second sentence thereof in its entirety with the foregoing: “Orbitz TopCo and its Subsidiaries shall continue to be Unrestricted Subsidiaries at all times from and after the Orbitz IPO unless and until designated as a Restricted Subsidiary in accordance with the other provisions of the Loan Documents applicable to designating Unrestricted Subsidiaries as Restricted Subsidiaries.”.

(h)           Section 7.03(t) of the Credit Agreement is hereby amended by replacing the text “Notes” set for therein with the text “High Yield Notes”.

Section 2.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (the “Amendment No. 2 Effective Date”):

(a)           the Administrative Agent shall have received this Amendment, duly executed by the Borrower and a number of Lenders sufficient to constitute the Required Lenders;

(b)           the representations and warranties in Section 3(a) shall be true and correct in all material respects as of the Amendment No. 2 Effective Date (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects) and the representations and warranties in Sections 3(b), (c) and (d) shall be true and correct as of the Amendment No. 2 Effective Date; and

(c)           the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent, including as set forth in Section 4 hereof.

Section 3.              Representations and Warranties

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           the execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which the Borrower is a party or affecting Borrower or the properties of the Borrower or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(b)           the representations and warranties of the Borrower and each other Loan Party contained in Article 5 or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates; and

(c)           after giving effect to the effectiveness of this Amendment, the modification of the Credit Agreement effected pursuant to this Amendment does not:

(i)            impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(ii)           require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens; and

(d)           no Default or Event of Default has occurred and is continuing.

Section 4.              Fees and Expenses

(a)           The Borrower agrees to pay on demand in accordance with the terms of Section 10.04 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including all Attorney Costs of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation and execution of this Amendment.

(b)           Each Lender which shall have duly executed and delivered to the Borrower and the Administrative Agent this Amendment on or prior to 5:00 p.m., New York City time, on November 23, 2009 shall be paid by the Borrower on the Amendment No. 2 Effective Date a fee equal to 0.05% multiplied by the sum of the aggregate principal amount of Term Loans, the Revolving Credit Commitments (whether drawn or undrawn) and the Post-First Amendment and Restatement Credit-Linked Deposit of such Lender, as set forth on the Register maintained by the Administrative Agent.

Section 5.              Reference to and Effect on the Loan Documents

(a)           Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Holdings, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c)           Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

(d)           This Amendment is a Loan Document.  For the avoidance of doubt, the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment.

Section 6.              Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.              Governing Law

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.              Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9.              Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.            Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 11.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.            Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

TRAVELPORT LLC,
as Borrower

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Authorized Person; Group Vice President & Secretary

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director